December 2, 1995

                 DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND)
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995,
                         AS REVISED AUGUST 1, 1995

At a special meetign of the Fund's Limited Partners held on December 1, 1995 the Limited Partners approved an Agreement and Plan of Reorganization (the "Plan") to reorganize the Fund into a Massachusetts business trust (the "Reorganization"). Effective January 1, 1996, the Fund, as reorganized, will have the same investment objective and management policies and will continue to be managed by the same investment personnel and pay the same investment advisory fee. In addition, the Fund, as reorganized, will have the same purchase and redemption options and will offer the same investor services. Upon consummation of the Reorganization, the Fund's name will become Dreyfus Global Growth Fund.
        PARTNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING STATE AND LOCAL TAX CONSEQUENCES.
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "INVESTOR SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, located at One American Express Plaza, Providence, Rhode Island 02903, serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
033s120295


                                                             December 2, 1995

                DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND)

              Supplement to Statement of Additional Information
                 Dated May 1, 1995, As Revised August 1, 1995

     The following information supplements or replaces the information contained in the following indicated sections of the Fund's Statement of Additional Information:

                           PURCHASE OF FUND SHARES

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                       COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.